UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2005

OLD NATIONAL BANCORP

(Exact name of Registrant as specified in its charter)

Indiana	001-15817	35-1539838

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1 Main Street, Evansville, IN	47708

(Address of Principal Executive Offices)	(Zip Code)

(812) 464-1294

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.02 Results of Operations and Financial Condition

     On January 27, 2005, Old National Bancorp reported its results for the fourth quarter 2004. The press release is included as Exhibit 99.1 hereto and is incorporated herein by reference. Old National Bancorp also released the financial trends including fourth quarter 2004 results. The financial trends is included as Exhibit 99.2 hereto and is incorporated herein by reference. In connection therewith, a slide presentation outlining fourth-quarter 2004 earnings, 2005 earnings guidance and current strategic changes will be available on Old National’s website to compliment the conference call to be held on January 27, 2005, at 2:30 p.m. CST and will be accessible at http://www.oldnational.com before the conference call begins.

Item 9.01 Financial Statements and Exhibits

The following exhibits are furnished herewith and this list constitutes the exhibit index:

99.1	Press Release issued by Old National Bancorp on January 27, 2005

99.2	Financial Trends issued by Old National Bancorp on January 27, 2005

     These exhibits may contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, Old National Bancorp has provided reconciliations within the exhibits, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure.

     Operating earnings presented excludes gains and charges related to initiatives that impacted Old National Bancorp’s results in prior years. Operating earnings measures and comparisons are presented as management uses this information in assessing the company’s performance and believes this information is valuable to the users of its financial statements.

* * * * * * *

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Old National Bancorp
(Registrant)

Date: January 27, 2005

	By:	/s/ Christopher A. Wolking

Christopher A. Wolking
Executive Vice President and Chief Financial Officer